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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 6, 2000
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                        Socrates Technologies Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                  0-26614               54-1707718
- -------------------------------     -----------          ----------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)



  8500 Leesburg Pike, Suite 406, Vienna, VA                  22183
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  (Address of principal executive offices)                (Zip code)


               Registrant's telephone number, including area code:
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                                 (703) 288-6500

          Former name or former address, if changed since last report:
          ------------------------------------------------------------

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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT


  Item 1.    Changes in Control of Registrant.

             None.

  Item 2.    Acquisition or Disposition of Assets.

             None.

  Item 3.    Bankruptcy or Receivership.

             None.

  Item 4.    Changes in Registrant's Certifying Accountant.

             None.

  Item 5.    Other Events.

        On June 6, 2000, the Registrant's Board of Directors adopted a Charter for its Audit Committee.




  Item 6.    Resignation of Registrant's Directors.

             See Item 5 above.

  Item 7.    Financial Statements, Pro Forma Financial Information and
             Exhibits.

             Exhibits.

3.1.1 Charter for the Audit Committee of the Registrant's Board of Directors

  Item 8.    Change in Fiscal Year.

             None.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 6, 2000
                                      /s/ Paul W. Richter
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                                      Paul W. Richter, General Counsel,
                                      Secretary, Vice President-Human
                                      Resources